Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated January 27, 2000, on the consolidated financial statements and supporting schedule and exhibit of GTE Florida Incorporated included in this Form 10-K, into the following previously filed Registration Statements:

          1.   Form S-3 of GTE Florida Incorporated (File No. 333-43507)

          2.   Form S-3 of GTE Florida Incorporated (File No. 333-65241)





Dallas, Texas                                                ARTHUR ANDERSEN LLP
March 29, 2000